Intangible Assets, Net (Details 2) ₪ in Millions	12 Months Ended
	Dec. 31, 2017 ILS (₪)
Intangible Assets, Net [Abstract]
Balance as of January 1	₪ 735
Realization of goodwill in respect of deconsolidation of FCR	(33)
Realization of goodwill in respect of sale of assets	(31)
Impairment of goodwill	(13)	[1]
Foreign exchange differences	(21)
Balance as of December 31	₪ 637	[1]

[1]	Goodwill has been predominantly recognized due to the acquisition of assets by CTY in 2015. The goodwill was allocated to the cash generating units and for each, the recoverable amount was determined as of the reporting date. In 2017, CTY recognized goodwill impairment in an amount of NIS 13 million, due to a reduction in a similar amount in the balance of deferred tax provision which is due to the decrease of tax rate in Norway, which explains part of the goodwill as referred to above.